UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Steven I. Koszalka

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Managing risk
and return:
What’s next for
high yield?

Special feature page 4

American High-Income Trust® Annual report for the year ended September 30, 2015

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 6.26%. The fund’s 12-month distribution rate for Class A shares as of that date was 6.24%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
4	Managing risk and return:
What’s next for high yield?

Contents
1	Letter to investors
3	The value of a long-term perspective
8	Summary investment portfolio
14	Financial statements
34	Board of trustees and other officers

Fellow investors:

In a challenging year for high-yield securities, American High-Income Trust reported a total return of –5.84% for the 12 months ended September 30, 2015. By comparison, the fund’s benchmark, the unmanaged Barclays U.S. Corporate High Yield 2% Issuer Capped Index returned –3.40%. The Lipper High Yield Funds Average, a benchmark of similar funds, posted a total return of –3.77% for the period.

The fund’s total return assumes a nearly 65 cents a share reinvestment of monthly dividends. Shareholders who reinvested dividends received an income return of 6.01% for the period. Those who elected to take their dividends in cash received an income return of 5.85% and saw the value of their holdings decrease by 5.52%.

High-yield market overview

The unexpected drop in commodities prices was the dominant theme in the high-yield market for the 12-month reporting period. Although commodities only comprise about 14% of the high-yield market, the sharp drop in prices for everything from shale oil to metals created cash flow problems for highly leveraged producers. This in turn impacted their ability to stay current on their debts.

Beyond commodities, growing concerns in the last six months about a slowing global economy, centered on China, reduced investor enthusiasm for lower rated bonds. At the same time, expectations of a long-delayed Federal Reserve rate hike put pressure on the higher quality, more interest-rate sensitive area of the high-yield market.

As a result, spreads widened and default rates rose for the first time since the 2008 financial crisis. All three industry groups (financials, utilities and industrials) recorded negative returns for the period.

Results at a glance

For periods ended September 30, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 2/19/88)
American High-Income Trust (Class A shares)	–5.84%	4.39%	5.45%	7.83%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	–3.40	6.14	7.26	—
Lipper High Yield Funds Average†	–3.77	5.18	5.87	6.98

*	This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American High-Income Trust	1

Inside the portfolio

The fund was negatively impacted over this reporting period by the stresses on the high-yield market. Commodities-related companies in particular were the biggest detractor from returns. One example was North American shale oil companies. High-yield bonds had played a leading role in providing financing to develop and implement the mining technology used to extract oil and gas from deep underground shale rock formations. Lower energy prices were in part caused by the cost efficiencies created by these new drilling technologies, but they made it harder for some companies to service their high debt loads.

Other commodity-related companies were hurt by weaker growth in China and other countries. These included mining companies producing iron ore and copper, and companies with exposure to commodity-exporting countries in the developing world like Brazil.

On the positive side, the fund had a relatively overweight position in companies that tend to do better in weaker growth environments, such as life sciences, health care equipment and supplies. The fund’s large exposure to telecommunications services also helped lift returns.

Looking ahead

The high-yield market is beginning to move away from the yield-driven return of the past five years to more historically normal default rates and spreads. In the feature article on page 4, the other portfolio managers and I discuss what that means for the high-yield market, and how to potentially benefit as an investor.

Despite the challenges posed by a changing high-yield market, it is important for investors to maintain a long-term perspective. The last year has been a volatile one for high-yield investors, but over the long run high-yield bonds have provided attractive returns and a steady source of income. For the past 10-year period ended September 30, 2015, the fund’s shareholders earned an average annual total return of 5.45%, with dividends reinvested.

Investment-grade bonds, by contrast, returned 4.64% for the same 10-year period, as measured by the Barclays U.S. Aggregate Index, which is unmanaged and has no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David C. Barclay
President

November 13, 2015

For current information about the fund, visit americanfunds.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2015, the end of its latest fiscal year. As you can see, that $10,000 grew to $77,235 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Results of the Lipper High Yield Funds Average do not reflect any sales charges.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2015)*

	1 year	5 years	10 years

Class A shares	–9.35%	3.60%	5.05%

*  Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.67% for Class A shares as of the prospectus dated December 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

American High-Income Trust	3

Managing risk and return:

What’s next for high yield?

We had a strong market for high-yield bonds post 2008 financial crisis. Historically low interest rates made higher yielding bonds especially attractive, while low default rates for high-yield issuers cushioned the customary risk of investing in less creditworthy bonds.

4	American High-Income Trust

But that dynamic is changing. Economic weakness in the developing world, sharp drops in commodities prices, and seven years of slow economic recovery are increasing pressure on the high-yield market. “Defaults are still low but we are clearly moving back to historical norms,” says David Barclay, president of American High-Income Trust. “Macro conditions have been the main driver of returns over the last five or so years. The ability to assess the creditworthiness of individual companies has been less important. We’re beginning to see that change. Individual company research will matter more in the market.”

As far as the management team of American High-Income Trust is concerned, that means opportunity. “Higher yield comes from higher risk,” says portfolio manager Abner Goldstine. “Our job is to take risks based on the best information we have about the consequences of those risks.”

Such confidence comes about because the team has worked together in The Capital SystemSM for over 20 years. They know through experience across many market cycles how valuable American Funds’ emphasis on fundamental research can be in navigating a period of potentially higher defaults and stress for borrowers.

Managing risk through in-depth research
“The research process drives the management of the fund,” explains David Barclay. “Success in high yield comes from knowing company-specific credit risk.” That means paying particular attention to a company’s balance sheet and cash flow to make sure it can make its scheduled interest and principal payments.

Adds Abner Goldstine: “Having a core of highly capable analysts dedicated to understanding an issuer’s prospects and its ability to service its debt, to evaluate management, and to determine how the overall economic environment impacts it — that is what gives us an advantage in making investment decisions.”

“The added complexity for high yield,” says portfolio manager David Daigle, “is once you understand a company’s business outlook and competitive dynamics, you then have to decide which of the individual issues within the capital structure in which to invest. We need to analyze the risk of the debt instrument itself, including the covenants, ranking and legal structure. That is a component of the investment process that rarely occurs in equity investing.”

Supporting the team is what Laurentius Harrer, American High-Income Trust’s fourth portfolio manager, terms, “our unique integration with equity. We have a large and experienced team of career equity analysts who not only share insights and data with us, but also actively want to help us succeed. This gives special insight into companies’ business plans and industry dynamics.”

Different viewpoints expressed in one portfolio
Another unique feature of The Capital System is the way, as Abner Goldstine puts it, “individual opinions are expressed in the portfolio. That means different points of view are incorporated. Otherwise you would only need one manager.”

American High-Income Trust	5

To the extent an investor needs a higher rate of income, high yield can be an important part of their portfolio. That’s particularly true when interest rates in the rest of the bond market are so low, as they are today.

Each of the four managers runs their own independent portfolio, which reflects not only their best ideas but their distinct experiences and perspectives.

“We try to have a balance of managers with different styles so the result is complementary individual portfolios and an appropriately diversified whole,” says David Barclay. “That does require independent judgment, but there is very active communication to question, push and test each other. Idea testing is critical in such an environment.”

A fifth segment of the fund is managed directly by the fund’s investment analysts, each contributing to the portfolio in the area of his or her highest conviction.

“Our process allows us to attract high quality analysts,” says David Daigle, “because they can directly manage money in the research portfolios. I could not have developed my knowledge as a portfolio manager if I did not have the ability to invest as an analyst.”

Diversification in practice: a case study

The price decline this year in commodities like oil, copper and iron ore has captured headlines and affected that small but important segment of the high-yield market. The American High-Income Trust managers approach the situation from different perspectives.

Laurentius Harrer has one theory: “It’s three quarters supply glut and one quarter a geopolitical ramp-up of production by countries like Iraq, Iran, Russia and Saudi Arabia. Demand has been weaker, but structurally it hasn’t changed much. This will take the marginal shale companies out of the market, but the assets will not go away — even if they go bankrupt someone will buy them. But the supply glut is a long-term problem.” His takeaway? “Keep commodity exposure as low as possible.”

Four distinct styles: one diversified portfolio

David Barclay	Abner Goldstine	David Daigle	Laurentius Harrer

“I tend to be more conservative than the other managers in the fund. I look for investments that I hope will be successful over a full cycle, which tends to produce results that are relatively better in bad years and relatively worse in good years.”	“I look for opportunities that the market is not yet recognizing. I am more case-by-case, bottom-up in my approach. It is important to look for those companies that have the potential to outshine their peers.”	“I take risk positions across a wide array of risk profiles, everything from investment grade to distressed securities. I tend to be cautious if I am concerned about insufficient asset value to protect shareholders.”	“My style is to be more concentrated, and if the indicators suggest reward for taking risks, I’m the risk taker of the group.”

6	American High-Income Trust

David Daigle, on the other hand, sees opportunity in distressed commodities. “The supply that is coming on today is a function of capital invested two to four years ago, and we will have to live with that for a while. However, there will be a supply response, as capital is becoming constrained for most commodities companies. That will eventually translate into lower supply and higher commodities prices.”

Meanwhile David Barclay uses a different operating principle. “I try not to focus on supply or demand as the main driver. To optimize my portfolio around commodities, I’m trying to focus on companies that have more staying ability. It’s more prudent for me to focus on those that can survive an extended downturn in commodities prices.”

That diversity of opinions leads to diversification in practice, which may prevent over-exposure to one industry or sector, while taking advantage of themes and trends that may drive excess returns.

Income as an outcome, not an objective

Another hot topic in the news holds less interest for the fund managers: whether the Federal Reserve will raise rates. David Barclay explains: “High yield is more insulated from interest rates than other fixed-income sectors. When rates rise, it’s usually because the economy is doing better, and the companies with high-yield debt are better able to pay off their debt. The duration of high-yield bonds is also shorter than that of high-grade corporate bonds, so unexpected changes in rates don’t affect it as much. For that reason, high yield tends to do better in rising rate environments than other bonds.”

What about the current low rates? Do they ever worry about taking on too much risk by reaching for yield? “Income is an outcome, not an objective,” says David Barclay. “We are investing in higher relative income, not a specific level of income. We want sustainable income. We will not sacrifice total return for income. It’s healthy to not have a yield objective. It protects you from seeking too much yield, and taking on too much risk.”

Looking ahead

Beyond the debates about the current market, the fund managers look at the long term, knowing there are no short cuts to success in the high-yield market.

“The high-yield market is larger than ever before,” reports David Barclay, “as it takes on more and more of the lending role banks used to assume. There are more industries to track and more complexity than ever before, but the fundamentals haven’t changed since the fund started. The determinant of our success is and always has been in anticipating how individual levered companies do.”

To the extent an investor needs a higher rate of income, high yield can be an important part of their portfolio. That’s particularly true when interest rates in the rest of the bond market are so low, as they are today. “High yield is risky compared to other parts of the bond market,” says David Barclay, “but it likely will be a higher source of income, which makes sense in a balanced portfolio.” ■

American High-Income Trust	7

Summary investment portfolio September 30, 2015

Investment mix by security type	Percent of net assets

Bonds, notes & other debt instruments 88.15%	Principal amount (000)	Value (000)
Corporate bonds & notes 85.90%
Consumer discretionary 13.90%
Boyd Gaming Corp. 9.00% 2020	$79,830	$85,234
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	141,215	133,801
Playa Resorts Holding BV 8.00% 2020[1]	96,177	97,620
Other securities		2,072,239
		2,388,894

Telecommunication services 13.81%
Altice Financing SA 6.625% 2023[1]	40,960	39,424
Altice Finco SA 6.50%–9.88% 2020–2025[1]	20,075	19,841
Altice Finco SA, First Lien, 7.75% 2022[1]	18,950	17,292
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	3,125	3,508
Digicel Group Ltd. 8.25% 2020[1]	97,200	90,396
Digicel Group Ltd. 6.00% 2021[1]	96,542	88,095
Digicel Group Ltd. 7.00%–7.13% 2020–2022[1]	67,275	58,835
Frontier Communications Corp. 11.00% 2025[1]	140,685	136,464
Frontier Communications Corp. 6.25%–10.50% 2018–2024[1]	193,359	189,528
Intelsat Jackson Holding Co. 6.625% 2022	120,775	94,808
Intelsat Jackson Holding Co. 7.25% 2019–2020	70,200	65,187
Intelsat Luxembourg Holding Co. 6.75%–7.75% 2018–2021	39,975	33,528
LightSquared, Term Loan, 9.00% 2015[2,3,4,5,6]	84,404	85,240
MetroPCS Wireless, Inc. 6.25% 2021	89,045	88,956
MetroPCS Wireless, Inc. 6.625% 2023	94,185	93,479
Neptune Finco Corp. (Altice NV) 10.13%–10.88% 2023–2025[1]	38,625	39,083
Numericable Group SA 4.875% 2019[1]	121,875	118,219
Numericable Group SA 6.00% 2022[1]	7,965	7,696
SoftBank Corp. 4.50% 2020[1]	89,010	86,420
Sprint Capital Corp. 6.90% 2019	26,625	23,497
Sprint Nextel Corp. 7.00% 2020	199,485	167,069
Sprint Nextel Corp. 7.25% 2021	130,720	107,354
Sprint Nextel Corp. 6.88%–11.50% 2017–2028[1]	167,055	151,471
T-Mobile US, Inc. 6.38%–6.73% 2020–2025	108,030	108,011
Trilogy International Partners, LLC 10.25% 2016[1]	106,840	106,172
Wind Acquisition SA 4.75% 2020[1]	89,425	88,754
Wind Acquisition SA 7.375% 2021[1]	163,450	161,815
Other securities		103,199
		2,373,341

Industrials 12.71%
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	181,367	146,907
Builders Firstsource 7.625% 2021[1]	75,839	79,252
Corporate Risk Holdings LLC 9.50% 2019[1]	137,028	129,491
DAE Aviation Holdings, Inc. 10.00% 2023[1]	110,550	109,997
KLX Inc. 5.875% 2022[1]	82,680	80,845
Nortek Inc. 8.50% 2021	83,777	88,385

8	American High-Income Trust

	Principal amount (000)		Value (000)
Ply Gem Industries, Inc. 6.50% 2022		$83,515	$80,488
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]		97,233	84,836
Other securities			1,384,882
			2,185,083

Health care 12.04%
inVentiv Health Inc, Term Loan B4, 7.75% 2018[2,3,4]		38,955	38,971
inVentiv Health Inc. 9.00% 2018[1]		161,655	167,212
inVentiv Health Inc. 10.00% 2018		78,491	75,442
inVentiv Health Inc. 12.00% 2018[1,5]		116,863	114,628
Kinetic Concepts, Inc. 10.50% 2018		192,320	201,792
Kinetic Concepts, Inc. 12.50% 2019		131,037	139,391
Tenet Healthcare Corp. 4.38%–8.13% 2018–2023		191,865	195,381
VPI Escrow Corp. 6.375% 2020[1]		87,003	86,731
VPI Escrow Corp. 6.75%–7.50% 2018–2021[1]		63,710	65,032
VRX Escrow Corp. 6.125% 2025[1]		138,785	133,289
VRX Escrow Corp. 5.38%–5.88% 2020–2023[1]		40,095	38,899
Other securities			812,997
			2,069,765

Energy 10.86%
NGPL PipeCo LLC 7.119% 2017[1]		157,345	150,264
NGPL PipeCo LLC 9.625% 2019[1]		125,135	119,504
NGPL PipeCo LLC 7.768% 2037[1]		32,400	27,378
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[2,3,4]		24,700	22,354
PDC Energy Inc. 7.75% 2022		106,350	105,818
Sabine Pass Liquefaction, LLC 5.625% 2021		88,850	82,853
Sabine Pass Liquefaction, LLC 5.63%–5.75% 2023–2025[1]		125,700	111,902
Sabine Pass LNG, LP 6.50%–7.50% 2016–2020		3,000	3,000
Other securities			1,242,567
			1,865,640

Financials 7.34%
Crescent Resources 10.25% 2017[1]		119,004	122,128
Realogy Corp. 4.50% 2019[1]		99,295	99,667
Other securities			1,039,616
			1,261,411

Materials 6.68%
First Quantum Minerals Ltd. 6.75% 2020[1]		140,165	94,611
FMG Resources 9.75% 2022[1]		146,925	137,191
JMC Steel Group Inc. 8.25% 2018[1]		151,995	104,117
Reynolds Group Holdings, Ltd. 6.00% 2017[1]		4,750	4,667
Reynolds Group Inc. 5.75% 2020		167,710	169,806
Reynolds Group Inc. 6.875% 2021		5,200	5,375
Other securities			631,679
			1,147,446

Information technology 5.95%
First Data Corp. 11.75% 2021		136,478	151,832
First Data Corp. 12.625% 2021		129,546	147,521
First Data Corp. 5.38%–8.75% 2020–2023[1,5]		78,776	80,613
SRA International, Inc. 11.00% 2019		82,362	87,458
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,4]		111,966	112,386
Other securities			442,872
			1,022,682

Other 2.61%
Other securities			448,967

Total corporate bonds & notes			14,763,229

Bonds & notes of governments & government agencies outside the U.S. 1.71%
India (Republic of) 8.60% 2028	INR	5,710,700	91,383
Other securities			202,368
			293,751

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.38%
U.S. Treasury 0.38%
Other securities		$66,174

Other bonds & notes 0.16%
Other securities		26,811

Total bonds, notes & other debt instruments (cost: $16,534,414,000)		15,149,965

Convertible bonds 0.72%
Other 0.62%
Other securities		106,512

Miscellaneous 0.10%
Other convertible bonds in initial period of acquisition		16,987

Total convertible bonds (cost: $164,125,000)		123,499

Convertible stocks 1.14%	Shares
Other 0.75%
Other securities		129,717

Miscellaneous 0.39%
Other convertible stocks in initial period of acquisition		66,462

Total convertible stocks (cost: $270,352,000)		196,179

Preferred securities 0.39%
Financials 0.39%
Other securities		66,932

Total preferred securities (cost: $58,071,000)		66,932

Common stocks 2.23%
Telecommunication services 0.74%
NII Holdings, Inc., Class B7,8	19,451,169	126,627

Consumer discretionary 0.59%
Cooper-Standard Holdings Inc.[7,8]	1,659,993	96,280
Other securities		5,620
		101,900

Other 0.60%
Other securities		102,620

Miscellaneous 0.30%
Other common stocks in initial period of acquisition		51,845

Total common stocks (cost: $575,393,000)		382,992

10	American High-Income Trust

Rights & warrants 0.01%	Shares	Value (000)
Consumer discretionary 0.01%
Other securities		$1,530

Total rights & warrants (cost: $5,447,000)		1,530

Short-term securities 5.77%	Principal amount (000)
Apple Inc. 0.15%–0.17% due 10/14/2015–10/20/2015[1]	$98,000	97,994
Caterpillar Financial Services Corp. 0.15%–0.17% due 10/19/2015–11/10/2015	90,000	89,987
Chevron Corp. 0.13%–0.20% due 10/26/2015–12/16/2015[1]	136,600	136,566
Federal Home Loan Bank 0.10%–0.26% due 10/21/2015–2/1/2016	466,300	466,282
Other securities		201,777

Total short-term securities (cost: $992,449,000)		992,606
Total investment securities 98.41% (cost: $18,600,251,000)		16,913,703
Other assets less liabilities 1.59%		273,641

Net assets 100.00%		$17,187,344

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $51,512,000, an aggregate cost of $68,125,000, and which represented .30% of the net assets of the fund) were acquired from 12/31/2012 to 11/26/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $29,401,000, which represented .17% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $126,632,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	10/21/2015	HSBC Bank	$9,390	€8,300	$113
Mexican pesos	10/20/2015	Citibank	$11,419	MXN189,550	225
Mexican pesos	10/28/2015	JPMorgan Chase	$10,561	MXN181,650	(158)
South African rand	10/19/2015	Bank of America, N.A.	$10,960	ZAR148,300	295
					$475

American High-Income Trust	11

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $353,833,000.

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 9/30/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2215%	5/8/2018	$30,000	$ (248)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.197	7/22/2021	20,000	(752)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.39	9/12/2025	MXN478,000	(7)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.52	9/12/2025	478,000	(303)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.5	9/12/2025	992,000	(535)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.435	9/15/2025	774,000	(174)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.485	9/16/2025	270,000	(124)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.495	9/17/2025	458,000	(233)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1105	9/28/2025	$170,000	1,559
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1	9/28/2025	45,000	369
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1165	9/28/2025	24,800	241
Receive	LCH.Clearnet	3-month USD-LIBOR	2.098	9/28/2025	22,500	180
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1445	9/29/2025	38,850	479
Receive	LCH.Clearnet	3-month USD-LIBOR	2.058	9/30/2025	14,300	61
Receive	LCH.Clearnet	3-month USD-LIBOR	2.0555	10/1/2025	24,550	97
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7575	5/22/2045	10,000	(502)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.883	6/22/2045	4,000	(311)
						$ (203)

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $77,653,000.

Centrally cleared credit default swaps on credit indices — sell protection

					Unrealized
					depreciation
		Receive	Expiration	Notional	at 9/30/2015
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)
CDX North American High Yield Index Series 21	Intercontinental Exchange, Inc.	5.00%	12/20/2018	$17,280	$ (120)
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	27,840	(775)
CDX North American High Yield Index Series 24	Intercontinental Exchange, Inc.	5.00	6/20/2020	31,680	(1,258)
					$ (2,153)

12	American High-Income Trust

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2015, appear below.

	Beginning			Ending		Value of
	shares or			shares or	Interest	affiliates at
	principal			principal	income	9/30/2015
	amount	Additions	Reductions	amount	(000)	(000)
NII Holdings, Inc., Class B1	—	19,451,172	3	19,451,169	$—	$126,627
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,3,4,5,6]	$48,999,901	$5,762,702	—	$54,762,603	4,971	54,489
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,3,4,6]	$25,641,000	—	$259,000	$25,382,000	1,428	25,255
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,3,4,6]	$20,825,000	—	—	$20,825,000	2,117	20,721
Rotech Healthcare Inc.[6,8]	1,916,276	—	—	1,916,276	—	13,356
Cooper-Standard Holdings Inc.[8]	1,663,543	—	3,550	1,659,993	—	96,280
Cooper-Standard Holdings Inc., warrants, expire 2017[8]	48,411	—	—	48,411	—	1,530
Revel AC, Inc.[9]	908,183	—	908,183	—	—	—
Revel AC, Inc. (CVR)[9]	43,088,200	—	43,088,200	—	—	—
Revel Entertainment, Term Loan B, 10.00% 2015[2,9,10]	$15,286,433	$1,188,770	$16,475,203	—	—	—
Revel Entertainment, Term Loan B, 14.50% 2018[9,10]	$82,238,556	—	$82,238,556	—	—	—
					$8,516	$338,258

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $7,694,239,000, which represented 44.77% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans , including those in “Other securities,” was $973,658,000, which represented 5.66% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $367,039,000, which represented 2.14% of the net assets of the fund.
[7]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[8]	Security did not produce income during the last 12 months.
[9]	Unaffiliated issuer at 9/30/2015.
[10]	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

CVR = Contingent Value Rights

€ = Euros

INR = Indian rupees

MXN = Mexican pesos

ZAR = South African rand

See Notes to Financial Statements

American High-Income Trust	13

Financial statements

Statement of assets and liabilities
at September 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $18,096,860)	$16,575,445
Affiliated issuers (cost: $503,391)	338,258	$16,913,703
Cash denominated in currencies other than U.S. dollars (cost: $1,317)		1,328
Cash		5,926
Unrealized appreciation on open forward currency contracts		633
Receivables for:
Sales of investments	123,802
Sales of fund’s shares	16,142
Closed forward currency contracts	27
Variation margin	486
Dividends and interest	358,137
Other	228	498,822
		17,420,412
Liabilities:
Unrealized depreciation on open forward currency contracts		158
Payables for:
Purchases of investments	169,695
Repurchases of fund’s shares	45,545
Dividends on fund’s shares	5,201
Investment advisory services	4,113
Services provided by related parties	4,439
Trustees’ deferred compensation	288
Variation margin	1,273
Other	2,356	232,910
Net assets at September 30, 2015		$17,187,344

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,931,392
Distributions in excess of net investment income		(54,252)
Accumulated net realized loss		(1,001,403)
Net unrealized depreciation		(1,688,393)
Net assets at September 30, 2015		$17,187,344

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,747,837 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$12,032,646	1,223,639	$9.83
Class B	41,538	4,224	9.83
Class C	966,690	98,306	9.83
Class F-1	677,044	68,851	9.83
Class F-2	1,281,180	130,287	9.83
Class 529-A	312,304	31,759	9.83
Class 529-B	2,950	300	9.83
Class 529-C	108,207	11,004	9.83
Class 529-E	17,058	1,735	9.83
Class 529-F-1	21,568	2,193	9.83
Class R-1	19,177	1,950	9.83
Class R-2	182,850	18,595	9.83
Class R-2E	16	2	9.83
Class R-3	209,241	21,278	9.83
Class R-4	180,132	18,318	9.83
Class R-5	88,383	8,988	9.83
Class R-6	1,046,360	106,408	9.83

See Notes to Financial Statements

14	American High-Income Trust

Statement of operations
for the year ended September 30, 2015	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $231; also includes $8,516 from affiliates)	$1,243,270
Dividends (net of non-U.S. taxes of $21)	18,269	$1,261,539
Fees and expenses*:
Investment advisory services	52,805
Distribution services	51,391
Transfer agent services	23,843
Administrative services	4,142
Reports to shareholders	1,132
Registration statement and prospectus	780
Trustees’ compensation	147
Auditing and legal	177
Custodian	155
Other	601	135,173
Net investment income		1,126,366

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,645; also includes $146,440 net loss from affiliates)	(673,476)
Forward currency contracts	31,647
Interest rate swaps	2,510
Credit default swaps	(1,249)
Currency transactions	1,061	(639,507)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $57)	(1,564,561)
Forward currency contracts	(1,022)
Interest rate swaps	(313)
Credit default swaps	(1,104)
Currency translations	638	(1,566,362)
Net realized loss and unrealized depreciation		(2,205,869)
Net decrease in net assets resulting from operations		$(1,079,503)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30
	2015	2014
Operations:
Net investment income	$1,126,366	$1,226,348
Net realized (loss) gain	(639,507)	497,243
Net unrealized depreciation	(1,566,362)	(752,027)
Net (decrease) increase in net assets resulting from operations	(1,079,503)	971,564

Dividends paid or accrued to shareholders from net investment income	(1,144,670)	(1,224,533)

Net capital share transactions	(654,561)	282,076

Total (decrease) increase in net assets	(2,878,734)	29,107

Net assets:
Beginning of year	20,066,078	20,036,971
End of year (including distributions in excess of net investment income: $(54,252) and $(43,455), respectively)	$17,187,344	$20,066,078

See Notes to Financial Statements

American High-Income Trust	15

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

16	American High-Income Trust

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

American High-Income Trust	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$14,530,936	$232,293	$14,763,229
Bonds & notes of governments & government agencies outside the U.S.	—	293,751	—	293,751
U.S. Treasury bonds & notes	—	66,174	—	66,174
Other bonds & notes	—	26,811	—	26,811
Convertible bonds	—	123,499	—	123,499
Convertible stocks	144,667	51,512	—	196,179
Preferred securities	31,220	35,712	—	66,932
Common stocks	307,650	35,501	39,841	382,992
Rights & warrants	1,530	—	—	1,530
Short-term securities	—	992,606	—	992,606
Total	$485,067	$16,156,502	$272,134	$16,913,703

18	American High-Income Trust

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$633	$—	$633
Unrealized appreciation on interest rate swaps	—	2,986	—	2,986
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(158)	—	(158)
Unrealized depreciation on interest rate swaps	—	(3,189)	—	(3,189)
Unrealized depreciation on credit default swaps	—	(2,153)	—	(2,153)
Total	$—	$(1,881)	$—	$(1,881)

[1]	Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2015 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	10/1/2014	Level 3[2]	Purchases	Sales	loss[3]	appreciation[3]	Level 3[2]	9/30/2015
Investment securities	$79,069	$131,875	$223,123	$(114,129)	$(198,923)	$181,287	$(30,168)	$272,134

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2015[3]								$(7,580)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — The significant unobservable inputs used to value the fund’s Level 3 investments include estimates of recovery allocation and financial performance and financial multiples of publicly traded comparable companies. The following table provides additional information used by the fund’s investment adviser to fair value securities with significant unobservable inputs (dollars in thousands):

Impact to
valuation from
	Value at	Valuation	Unobservable		an increase in
	9/30/2015	techniques	inputs	Range	input*
		Unchanged vendor price	N/A	N/A	N/A
		Cost	N/A	N/A	N/A
Bonds, notes & other debt instruments	$232,293	Estimated recovery	Uncertainty discount	5%	Decrease
		Trading of a similar issue adjusted by an estimated yield spread	Yield spread	75 bps	Decrease
Common stocks	39,841	Enterprise valuation	EV/EBITDA multiple	6.0x-10.2x	Increase
$272,134

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

American High-Income Trust	19

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

20	American High-Income Trust

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of September 30, 2015, the fund’s maximum exposure of unfunded loan commitments was $108,066,000, which would represent .63% of the net assets of the fund should such commitments become due. Unrealized appreciation of $836,000 is included in other payables in the fund’s statement of assets and liabilities and net unrealized depreciation on investments in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

American High-Income Trust	21

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, September 30, 2015 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$633	Unrealized depreciation on open forward currency contracts	$158
Forward currency	Currency	Receivables for closed forward currency contracts	27	Payables for closed forward currency contracts	—
Interest rate swaps	Interest	Net unrealized appreciation*	2,986	Net unrealized depreciation*	3,189
Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	2,153
			$3,646		$5,500

		Net realized gain (loss)		Net unrealized depreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$31,647	Net unrealized depreciation on forward currency contracts	$(1,022)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	2,510	Net unrealized depreciation on interest rate swaps	(313)
Credit default swaps	Credit	Net realized loss on credit default swaps	(1,249)	Net unrealized depreciation on credit default swaps	(1,104)
			$32,908		$(2,439)

*	Includes cumulative appreciation/depreciation on interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

22	American High-Income Trust

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$295	$—	$—	$—	$295
Citibank	225	—	—	—	225
HSBC Bank	113	—	—	—	113
JPMorgan Chase	27	(27)	—	—	—
Total	$660	$(27)	$—	$—	$633
Liabilities:
JPMorgan Chase	$158	$(27)	$—	$—	$131
Total	$158	$(27)	$—	$—	$131

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2015, the fund reclassified $16,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $7,523,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

American High-Income Trust	23

As of September 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$29,929
Capital loss carryforward expiring 2018*	(209,244)
Post-October capital loss deferral†	745,689
Gross unrealized appreciation on investment securities	253,694
Gross unrealized depreciation on investment securities	(2,054,625)
Net unrealized depreciation on investment securities	(1,800,931)
Cost of investment securities	18,714,634

*	Reflects the utilization of capital loss carryforward of $15,822,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.
†	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2015	2014
Class A	$810,371	$872,829
Class B	3,534	6,292
Class C	59,031	68,040
Class F-1	49,400	74,547
Class F-2	84,735	76,196
Class 529-A	20,821	21,879
Class 529-B	239	416
Class 529-C	6,418	7,031
Class 529-E	1,111	1,161
Class 529-F-1	1,442	1,535
Class R-1	1,148	1,266
Class R-2	10,949	11,854
Class R-2E*	1	—	†
Class R-3	13,777	16,981
Class R-4	12,457	14,064
Class R-5	6,460	10,718
Class R-6	62,776	39,724
Total	$1,144,670	$1,224,533

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the year ended September 30, 2015, the investment advisory services fee was $52,805,000, which was equivalent to an annualized rate of 0.277% of average daily net assets.

24	American High-Income Trust

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American High-Income Trust	25

For the year ended September 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$31,785		$17,680		$1,342		Not applicable
Class B	664		88		Not applicable		Not applicable
Class C	11,250		1,493		564		Not applicable
Class F-1	2,053		937		412		Not applicable
Class F-2	Not applicable		1,538		678		Not applicable
Class 529-A	782		384		175		$310
Class 529-B	46		6		2		4
Class 529-C	1,225		146		62		110
Class 529-E	95		11		10		17
Class 529-F-1	—		25		12		21
Class R-1	219		27		11		Not applicable
Class R-2	1,555		832		105		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	1,202		411		121		Not applicable
Class R-4	515		201		103		Not applicable
Class R-5	Not applicable		50		51		Not applicable
Class R-6	Not applicable		14		494		Not applicable
Total class-specific expenses	$51,391		$23,843		$4,142		$462

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $147,000 in the fund’s statement of operations reflects $150,000 in current fees (either paid in cash or deferred) and a net decrease of $3,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net (decrease)
	Sales[1]		dividends				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$1,402,305	130,451	$761,678		71,186		$(2,854,879)	(266,273)	$(690,896)	(64,636)
Class B	2,105	195	3,382		315		(51,467)	(4,775)	(45,980)	(4,265)
Class C	159,501	14,795	55,260		5,160		(356,912)	(33,278)	(142,151)	(13,323)
Class F-1	205,923	19,129	47,724		4,453		(411,600)	(38,308)	(157,953)	(14,726)
Class F-2	904,278	84,306	77,231		7,221		(861,762)	(80,440)	119,747	11,087
Class 529-A	39,665	3,686	20,713		1,936		(74,327)	(6,967)	(13,949)	(1,345)
Class 529-B	255	24	236		22		(3,560)	(331)	(3,069)	(285)
Class 529-C	15,089	1,401	6,382		596		(31,617)	(2,961)	(10,146)	(964)
Class 529-E	2,434	226	1,103		103		(4,489)	(423)	(952)	(94)
Class 529-F-1	5,123	477	1,428		134		(7,251)	(675)	(700)	(64)
Class R-1	4,306	401	1,128		105		(7,701)	(717)	(2,267)	(211)
Class R-2	46,621	4,342	10,823		1,011		(74,643)	(6,962)	(17,199)	(1,609)
Class R-2E	8	1	—	[2]	—	[2]	—	—	8	1
Class R-3	105,762	9,738	13,683		1,278		(138,233)	(12,862)	(18,788)	(1,846)
Class R-4	53,228	4,953	12,386		1,157		(91,637)	(8,540)	(26,023)	(2,430)
Class R-5	34,416	3,198	6,411		599		(52,013)	(4,855)	(11,186)	(1,058)
Class R-6	434,919	40,319	62,507		5,861		(130,483)	(12,143)	366,943	34,037
Total net increase (decrease)	$3,415,938	317,642	$1,082,075		101,137		$(5,152,574)	(480,510)	$(654,561)	(61,731)

26	American High-Income Trust

			Reinvestments of				Net increase
	Sales[1]		dividends		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$2,036,059	178,281	$829,099	72,715	$(2,579,536)	(226,172)	$285,622	24,824
Class B	6,628	581	6,072	532	(61,042)	(5,349)	(48,342)	(4,236)
Class C	217,066	19,009	64,085	5,620	(359,105)	(31,499)	(77,954)	(6,870)
Class F-1	322,180	28,230	73,767	6,466	(884,532)	(77,468)	(488,585)	(42,772)
Class F-2	1,103,468	96,589	68,415	6,002	(757,902)	(66,714)	413,981	35,877
Class 529-A	57,915	5,073	22,066	1,935	(65,375)	(5,732)	14,606	1,276
Class 529-B	647	57	420	37	(4,118)	(361)	(3,051)	(267)
Class 529-C	24,293	2,128	7,093	622	(29,420)	(2,579)	1,966	171
Class 529-E	3,901	342	1,169	103	(4,225)	(370)	845	75
Class 529-F-1	6,377	558	1,542	135	(6,069)	(531)	1,850	162
Class R-1	5,235	459	1,262	111	(6,550)	(574)	(53)	(4)
Class R-2	59,634	5,220	11,901	1,044	(75,816)	(6,647)	(4,281)	(383)
Class R-2E3	10	1	—	—	—	—	10	1
Class R-3	80,120	7,019	17,104	1,500	(148,139)	(13,014)	(50,915)	(4,495)
Class R-4	72,631	6,364	14,190	1,245	(83,751)	(7,343)	3,070	266
Class R-5	46,979	4,123	10,788	946	(171,224)	(14,973)	(113,457)	(9,904)
Class R-6	418,795	36,616	38,803	3,405	(110,834)	(9,729)	346,764	30,292
Total net increase (decrease)	$4,461,938	390,650	$1,167,776	102,418	$(5,347,638)	(469,055)	$282,076	24,013

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,949,853,000 and $8,658,263,000, respectively, during the year ended September 30, 2015.

American High-Income Trust	27

Financial highlights

		(Loss) income from
		investment operations[1]
			Net (losses)						Ratio of	Ratio of
	Net asset		gains on		Dividends	Net asset			expenses	expenses	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	to average net	to average net	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	assets before	assets after	to average
	of period	income	unrealized)	operations	income)	of period	return[2,3]	(in millions)	reimbursements	reimbursements[3]	net assets[3]
Class A:
Year ended 9/30/2015	$11.09	$.64	$(1.25)	$(.61)	$(.65)	$9.83	(5.84)%	$12,033	.67%	.67%	5.94%
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.93	14,286	.66	.66	5.99
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.10	14,178	.66	.66	6.37
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.35	13,822	.69	.69	7.17
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.67	11,223	.67	.67	7.57
Class B:
Year ended 9/30/2015	11.09	.56	(1.25)	(.69)	(.57)	9.83	(6.54)	42	1.42	1.42	5.20
Year ended 9/30/2014	11.22	.60	(.13)	.47	(.60)	11.09	4.16	94	1.41	1.41	5.26
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.29	143	1.43	1.43	5.63
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.49	204	1.44	1.44	6.47
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Class C:
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.59)	967	1.47	1.47	5.14
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238	1.46	1.46	5.20
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330	1.48	1.48	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Class F-1:
Year ended 9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.87)	677	.70	.70	5.91
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927	.71	.71	5.96
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418	.73	.73	6.32
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	1,584	.71	.71	7.14
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.62	1,264	.72	.72	7.52
Class F-2:
Year ended 9/30/2015	11.09	.66	(1.25)	(.59)	(.67)	9.83	(5.64)	1,281	.45	.45	6.15
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322	.44	.44	6.21
Year ended 9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935	.46	.46	6.58
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.62	903	.46	.46	7.37
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.88	568	.46	.46	7.77
Class 529-A:
Year ended 9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.93)	312	.76	.76	5.84
Year ended 9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367	.75	.75	5.89
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357	.76	.76	6.27
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.26	341	.77	.77	7.08
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.59	261	.74	.74	7.50
Class 529-B:
Year ended 9/30/2015	11.09	.54	(1.25)	(.71)	(.55)	9.83	(6.66)	3	1.55	1.55	5.07
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.02	6	1.55	1.55	5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.16	10	1.56	1.56	5.50
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.34	13	1.57	1.57	6.32
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	10.36	(.22)	16	1.55	1.55	6.70

28	American High-Income Trust

		(Loss) income from
		investment operations[1]
			Net (losses)							Ratio of		Ratio of
	Net asset		gains on		Dividends	Net asset				expenses		expenses		Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,		to average net		to average net		net income
	beginning	investment	realized and	investment	investment	end	Total	end of period		assets before		assets after		to average
	of period	income	unrealized)	operations	income)	of period	return[2,3]	(in millions)		reimbursements		reimbursements[3]		net assets[3]
Class 529-C:
Year ended 9/30/2015	$11.09	$.55	$(1.25)	$(.70)	$(.56)	$9.83	(6.65)%	$108		1.53%		1.53%		5.07%
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.03	133		1.53		1.53		5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132		1.55		1.55		5.49
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.35	128		1.56		1.56		6.29
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.21)	101		1.54		1.54		6.70
Class 529-E:
Year ended 9/30/2015	11.09	.61	(1.25)	(.64)	(.62)	9.83	(6.12)	17		.97		.97		5.63
Year ended 9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20		.98		.98		5.67
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20		.99		.99		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.97	19		1.02		1.02		6.83
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	15		1.02		1.02		7.22
Class 529-F-1:
Year ended 9/30/2015	11.09	.65	(1.25)	(.60)	(.66)	9.83	(5.71)	22		.54		.54		6.07
Year ended 9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25		.53		.53		6.11
Year ended 9/30/2013	11.18	.73	.06	.79	(.75)	11.22	7.22	23		.54		.54		6.48
Year ended 9/30/2012	10.36	.80	.86	1.66	(.84)	11.18	16.50	20		.56		.56		7.28
Year ended 9/30/2011	11.13	.87	(.74)	.13	(.90)	10.36	.80	14		.53		.53		7.70
Class R-1:
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.58)	19		1.46		1.46		5.15
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24		1.46		1.46		5.19
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24		1.47		1.47		5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.42	25		1.50		1.50		6.36
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.17)	20		1.50		1.50		6.74
Class R-2:
Year ended 9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.60)	183		1.48		1.48		5.13
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224		1.50		1.50		5.15
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231		1.47		1.47		5.57
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.38	232		1.54		1.54		6.32
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	200		1.53		1.48		6.76
Class R-2E:
Year ended 9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.94)[4]	—	[5]	.79	[4]	.79	[4]	5.76	[4]
Period from 8/29/2014 to 9/30/2014[6,7]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)[8,9]	—	[5]	.04	[8,9]	.04	[8,9]	.51	[8,9]
Class R-3:
Year ended 9/30/2015	11.09	.60	(1.25)	(.65)	(.61)	9.83	(6.16)	209		1.01		1.01		5.61
Year ended 9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256		1.01		1.01		5.65
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310		1.01		1.01		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.96	352		1.03		1.03		6.84
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	266		1.02		1.02		7.22

See page 30 for footnotes.

American High-Income Trust	29

Financial highlights (continued)

		(Loss) income from
		investment operations[1]
			Net (losses)						Ratio of	Ratio of
	Net asset		gains on		Dividends	Net asset			expenses	expenses	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	to average net	to average net	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	assets before	assets after	to average
	of period	income	unrealized)	operations	income)	of period	return[2,3]	(in millions)	reimbursements	reimbursements[3]	net assets[3]
Class R-4:
Year ended 9/30/2015	$11.09	$.64	$(1.25)	$(.61)	$(.65)	$9.83	(5.86)%	$180	.69%	.69%	5.93%
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.90	230	.69	.69	5.96
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230	.70	.70	6.34
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	232	.72	.72	7.16
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.61	208	.72	.72	7.52
Class R-5:
Year ended 9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.58)	88	.39	.39	6.23
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111	.39	.39	6.30
Year ended 9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224	.40	.40	6.66
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.67	290	.41	.41	7.44
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.91	224	.42	.42	7.82
Class R-6:
Year ended 9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.53)	1,046	.34	.34	6.26
Year ended 9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803	.34	.34	6.29
Year ended 9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472	.35	.35	6.66
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	11.18	16.72	226	.36	.36	7.44
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	10.36	.96	104	.37	.37	7.86

	Year ended September 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	49%	62%	61%	38%	51%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[5]	Amount less than $1 million.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[9]	Not annualized.

See Notes to Financial Statements

30	American High-Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 13, 2015

American High-Income Trust	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2015, through September 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American High-Income Trust

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	4/1/2015	9/30/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$932.61	$3.20	.66%
Class A - assumed 5% return	1,000.00	1,021.76	3.35	.66
Class B - actual return	1,000.00	929.13	6.77	1.40
Class B - assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class C - actual return	1,000.00	928.86	7.06	1.46
Class C - assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class F-1 - actual return	1,000.00	932.40	3.39	.70
Class F-1 - assumed 5% return	1,000.00	1,021.56	3.55	.70
Class F-2 - actual return	1,000.00	933.59	2.18	.45
Class F-2 - assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A - actual return	1,000.00	932.17	3.63	.75
Class 529-A - assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-B - actual return	1,000.00	928.52	7.40	1.53
Class 529-B - assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class 529-C - actual return	1,000.00	928.56	7.35	1.52
Class 529-C - assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class 529-E - actual return	1,000.00	931.15	4.70	.97
Class 529-E - assumed 5% return	1,000.00	1,020.21	4.91	.97
Class 529-F-1 - actual return	1,000.00	933.22	2.57	.53
Class 529-F-1 - assumed 5% return	1,000.00	1,022.41	2.69	.53
Class R-1 - actual return	1,000.00	928.86	7.06	1.46
Class R-1 - assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class R-2 - actual return	1,000.00	928.82	7.11	1.47
Class R-2 - assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class R-2E - actual return	1,000.00	931.28	4.55	.94
Class R-2E - assumed 5% return	1,000.00	1,020.36	4.76	.94
Class R-3 - actual return	1,000.00	930.98	4.89	1.01
Class R-3 - assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-4 - actual return	1,000.00	932.49	3.34	.69
Class R-4 - assumed 5% return	1,000.00	1,021.61	3.50	.69
Class R-5 - actual return	1,000.00	933.89	1.89	.39
Class R-5 - assumed 5% return	1,000.00	1,023.11	1.98	.39
Class R-6 - actual return	1,000.00	934.11	1.65	.34
Class R-6 - assumed 5% return	1,000.00	1,023.36	1.72	.34

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2015:

Qualified dividend income	$31,188,000
Corporate dividends received deduction	$16,160,000
U.S. government income that may be exempt from state taxation	$2,110,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

American High-Income Trust	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting(financial management consulting firm)	79	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	76	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	78	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 1956 President	1995	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Jennifer L. Hinman, 1958 Senior Vice President	2001	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Richard N. Lewis, 1973 Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2015, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$148,000
2015	$162,000

b) Audit-Related Fees:
2014	$ 4,000
2015	$ 7,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$ 8,000
2015	None

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$ 993,000
2015	$1,148,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$ 41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$ 3,000
2015	$ 5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,390,000 for fiscal year 2014 and $1,450,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®
Investment portfolio
September 30, 2015
Bonds, notes & other debt instruments 88.15% Corporate bonds & notes 85.90% Consumer discretionary 13.90%	Principal amount (000)	Value (000)
Boyd Gaming Corp. 9.00% 2020	$79,830	$85,234
Boyd Gaming Corp. 6.875% 2023	26,925	27,464
Burger King Corp. 4.625% 2022[1]	1,975	1,936
Burger King Corp. 6.00% 2022[1]	56,575	57,565
Cablevision Systems Corp. 7.75% 2018	20,050	20,050
CBS Outdoor Americas Inc. 5.25% 2022	14,600	14,618
CBS Outdoor Americas Inc. 5.625% 2024	10,130	10,307
CCO Holdings LLC and CCO Holdings Capital Corp. 6.50% 2021	8,800	8,861
CCO Holdings LLC and CCO Holdings Capital Corp. 6.625% 2022	4,500	4,545
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[1]	9,600	8,772
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045[1]	1,775	1,794
CEC Entertainment, Inc. 8.00% 2022	43,425	42,991
Cedar Fair, LP 5.25% 2021	4,975	5,062
Cedar Fair, LP 5.375% 2024	26,715	26,915
Cengage Learning Acquisitions, Inc., Term Loan B, 7.00% 2020[2,3,4]	20,729	20,661
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	141,215	133,801
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 5.125% 2021[1]	5,775	5,104
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	45,400	45,684
Cumulus Media Holdings Inc. 7.75% 2019	59,519	42,928
Cumulus Media Inc., Term Loan B, 4.25% 2020[2,3,4]	28,455	24,827
Delta 2 (Formula One), Term Loan B, 7.75% 2022[2,3,4]	60,000	57,875
DISH DBS Corp. 4.25% 2018	59,900	58,328
DISH DBS Corp. 7.875% 2019	3,550	3,730
DISH DBS Corp. 5.125% 2020	3,675	3,418
Family Tree Escrow LLC 5.25% 2020[1]	15,650	16,126
Family Tree Escrow LLC 5.75% 2023[1]	20,250	21,111
Fiat Chrysler Automobiles NV 5.25% 2023	4,750	4,453
Gannett Co., Inc. 5.125% 2019	14,455	14,708
Gannett Co., Inc. 4.875% 2021[1]	13,620	13,382
Gannett Co., Inc. 5.50% 2024[1]	3,000	2,925
General Motors Co. 4.00% 2025	3,740	3,562
Grupo Televisa, SAB 7.25% 2043	MXN68,660	3,450
Guitar Center, Inc. 9.625% 2020[1]	$10,600	8,957
Hilton Worldwide Finance LLC 5.625% 2021	13,790	14,307
Hilton Worldwide, Term Loan B, 3.50% 2020[2,3,4]	9,674	9,678
iHeartCommunications, Inc. 9.00% 2019	1,900	1,632
iHeartCommunications, Inc. 11.25% 2021	4,950	4,276
iHeartCommunications, Inc. 10.625% 2023	55,470	47,011
International Game Technology 6.25% 2022[1]	24,500	22,908
International Game Technology 6.50% 2025[1]	31,275	28,304
J.C. Penney Co., Inc. 7.95% 2017	9,300	9,695
J.C. Penney Co., Inc. 5.75% 2018	10,110	9,781
J.C. Penney Co., Inc. 8.125% 2019	21,000	21,105
J.C. Penney Co., Inc. 5.65% 2020	3,000	2,715
La Quinta Properties, Inc., First Lien Term Loan B, 3.75% 2021[2,3,4]	3,130	3,103
Laureate Education, Inc. 10.00% 2019[1]	9,775	7,710
American High-Income Trust — Page 1 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Limited Brands, Inc. 6.625% 2021	$14,226	$15,862
Marina District Finance Co. (Borgata), Term Loan B, 6.50% 2018[2,3,4]	25,884	26,056
McClatchy Co. 9.00% 2022	26,750	24,175
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	10,500	10,014
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	20,675	19,641
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	14,300	14,282
Melco Crown Entertainment Ltd. 5.00% 2021[1]	3,000	2,655
MGM Resorts International 7.50% 2016	9,000	9,270
MGM Resorts International 8.625% 2019	16,275	17,943
MGM Resorts International 5.25% 2020	17,150	16,828
MGM Resorts International 6.75% 2020	4,100	4,254
MGM Resorts International 7.75% 2022	18,950	20,253
MGM Resorts International 6.00% 2023	76,850	74,737
Michaels Stores, Inc. 5.875% 2020[1]	34,135	35,756
Modular Space Corp., Second Lien, 10.25% 2019[1]	8,325	5,828
Mohegan Tribal Gaming Authority 11.00% 2018[1,5]	18,663	18,756
Mohegan Tribal Gaming Authority 9.75% 2021[1]	10,000	10,225
NBC Universal Enterprise, Inc. 5.25% (undated)[1]	23,885	25,288
NCL Corp. Ltd. 5.00% 2018	17,350	17,654
NCL Corp. Ltd. 5.25% 2019[1]	23,912	24,495
Needle Merger Sub Corp. 8.125% 2019[1]	74,305	69,104
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	62,875	65,076
Neiman Marcus Group LTD Inc. 8.75% 2021[1,5]	51,775	53,587
Neiman Marcus, Term Loan B, 4.25% 2020[2,3,4]	51,064	50,092
Netflix, Inc. 5.50% 2022[1]	9,700	9,846
Party City Holdings Inc. 6.125% 2023[1]	4,500	4,556
PETCO Animal Supplies, Inc. 9.25% 2018[1]	39,900	40,598
PETsMART, Inc. 7.125% 2023[1]	39,700	40,246
Pinnacle Entertainment, Inc. 6.375% 2021	33,850	35,994
Playa Resorts Holding BV 8.00% 2020[1]	96,177	97,620
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[2,3,4]	5,711	5,696
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	21,625	22,544
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,594
Schaeffler Holding Finance BV 6.25% 2019[1,5]	4,000	4,255
Seminole Tribe of Florida 7.804% 2020[1,4]	6,125	6,523
Sirius Minerals PLC 4.625% 2023[1]	2,900	2,722
Sotheby’s Holdings, Inc. 5.25% 2022[1]	10,475	9,742
Stackpole Intl. 7.75% 2021[1]	56,860	62,120
Standard Pacific Corp. 8.375% 2021	9,640	11,375
Standard Pacific Corp. 5.875% 2024	9,450	9,734
Station Casinos LLC 7.50% 2021	15,575	16,276
Tempur Sealy International, Inc. 5.625% 2023[1]	5,230	5,250
TI Automotive Ltd. 8.75% 2023[1]	32,235	28,689
Toys "R" Us, Inc. 7.375% 2018	5,525	3,588
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 2018[2,3,4]	3,225	2,499
Tribune Media Co. 5.875% 2022[1]	6,625	6,443
Univision Communications Inc. 8.50% 2021[1]	14,883	15,534
Univision Communications Inc. 6.75% 2022[1]	2,713	2,818
Univision Communications Inc. 5.125% 2023[1]	13,550	12,940
Univision Communications Inc. 5.125% 2025[1]	9,900	9,306
Univision Communications Inc., Term Loan C3, 4.00% 2020[2,3,4]	1,507	1,496
VTR Finance BV 6.875% 2024[1]	23,000	20,930
Warner Music Group 13.75% 2019	17,725	18,877
Warner Music Group 6.00% 2021[1]	10,000	10,050
American High-Income Trust — Page 2 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Warner Music Group 5.625% 2022[1]	$24,550	$23,875
Warner Music Group 6.75% 2022[1]	80,125	75,918
Weather Company, Term Loan, 7.00% 2020[2,3,4]	10,000	9,413
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	22,025	20,373
Wynn Macau, Ltd. 5.25% 2021[1]	86,775	75,765
ZF Friedrichshafen AG 4.00% 2020[1]	3,385	3,231
ZF Friedrichshafen AG 4.50% 2022[1]	19,025	18,050
ZF Friedrichshafen AG 4.75% 2025[1]	23,115	21,208
		2,388,894
Telecommunication services 13.81%
Altice Financing SA 6.625% 2023[1]	40,960	39,424
Altice Finco SA 9.875% 2020[1]	4,350	4,665
Altice Finco SA 6.50% 2022[1]	14,325	13,867
Altice Finco SA 7.625% 2025[1]	1,400	1,309
Altice Finco SA, First Lien, 7.75% 2022[1]	18,950	17,292
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	3,125	3,508
Columbus International Inc. 7.375% 2021[1]	4,500	4,674
Digicel Group Ltd. 7.00% 2020[1]	3,800	3,771
Digicel Group Ltd. 8.25% 2020[1]	97,200	90,396
Digicel Group Ltd. 6.00% 2021[1]	96,542	88,095
Digicel Group Ltd. 7.125% 2022[1]	63,475	55,064
Frontier Communications Corp. 8.125% 2018	38,226	39,325
Frontier Communications Corp. 8.50% 2020	18,200	17,745
Frontier Communications Corp. 8.875% 2020[1]	21,950	21,566
Frontier Communications Corp. 6.25% 2021	1,000	837
Frontier Communications Corp. 9.25% 2021	39,175	37,873
Frontier Communications Corp. 8.75% 2022	1,150	1,030
Frontier Communications Corp. 10.50% 2022[1]	68,735	67,017
Frontier Communications Corp. 7.625% 2024	4,923	4,135
Frontier Communications Corp. 11.00% 2025[1]	140,685	136,464
Intelsat Jackson Holding Co. 7.25% 2019	25,725	24,214
Intelsat Jackson Holding Co. 7.25% 2020	44,475	40,973
Intelsat Jackson Holding Co. 6.625% 2022	120,775	94,808
Intelsat Luxembourg Holding Co. 6.75% 2018	37,675	32,024
Intelsat Luxembourg Holding Co. 7.75% 2021	2,300	1,504
Level 3 Communications, Inc. 5.125% 2023[1]	9,150	8,761
LightSquared, Term Loan, 9.00% 2015[2,3,4,5,6]	84,404	85,240
LightSquared, Term Loan, 9.00% 2015[2,3,4,5,6]	31,906	31,906
MetroPCS Wireless, Inc. 6.25% 2021	89,045	88,956
MetroPCS Wireless, Inc. 6.625% 2023	94,185	93,479
Millicom International Cellular SA 6.625% 2021[1]	21,960	21,828
Neptune Finco Corp. (Altice NV) 10.125% 2023[1]	19,400	19,618
Neptune Finco Corp. (Altice NV) 10.875% 2025[1]	19,225	19,465
Numericable Group SA 4.875% 2019[1]	121,875	118,219
Numericable Group SA 6.00% 2022[1]	7,965	7,696
Sable International Finance Ltd. 6.875% 2022[1]	30,975	31,362
SoftBank Corp. 4.50% 2020[1]	89,010	86,420
Sprint Capital Corp. 6.90% 2019	26,625	23,497
Sprint Nextel Corp. 8.375% 2017	4,425	4,423
Sprint Nextel Corp. 9.00% 2018[1]	19,050	20,050
Sprint Nextel Corp. 7.00% 2020	199,485	167,069
Sprint Nextel Corp. 7.25% 2021	130,720	107,354
Sprint Nextel Corp. 11.50% 2021	65,605	65,113
American High-Income Trust — Page 3 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Sprint Nextel Corp. 7.875% 2023	$51,600	$41,893
Sprint Corp. 7.625% 2025	16,275	12,644
Sprint Nextel Corp. 6.875% 2028	10,100	7,348
T-Mobile US, Inc. 6.542% 2020	46,640	47,514
T-Mobile US, Inc. 6.731% 2022	40,390	40,390
T-Mobile US, Inc. 6.375% 2025	21,000	20,107
Trilogy International Partners, LLC 10.25% 2016[1]	106,840	106,172
Wind Acquisition SA 4.75% 2020[1]	89,425	88,754
Wind Acquisition SA 7.375% 2021[1]	163,450	161,815
Zayo Group Holdings, Inc. 6.375% 2025[1]	4,850	4,668
		2,373,341
Industrials 12.71%
AAF Holdings LLC 12.75% 2019[1,5]	14,893	14,484
ADS Waste Escrow 8.25% 2020	6,050	6,065
ADT Corp. 4.125% 2019	41,925	42,344
ADT Corp. 3.50% 2022	3,100	2,759
AerCap Holdings NV 4.625% 2022	2,875	2,871
Air Canada 8.75% 2020[1]	7,500	8,213
Air Canada 7.75% 2021[1]	19,600	20,678
ARAMARK Corp. 5.75% 2020	5,000	5,199
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	181,367	146,907
Avianca Holdings SA, 8.375% 2020[1]	5,825	4,951
Beacon Roofing Supply, Inc. 6.375% 2023[1]	7,450	7,506
Beacon Roofing Supply, Inc., Term Loan B, 4.00% 2022[2,3,4]	3,050	3,050
BlueLine Rental Finance Corp., 7.00% 2019[1]	1,400	1,351
Brunswick Rail Finance Ltd. 6.50% 2017	29,251	12,505
Brunswick Rail Finance Ltd. 6.50% 2017[1]	9,651	4,126
Builders Firstsource 7.625% 2021[1]	75,839	79,252
Builders Firstsource 10.75% 2023[1]	6,150	6,173
Cenveo, Inc. 6.00% 2019[1]	1,570	1,342
CEVA Group PLC 7.00% 2021[1]	9,475	8,433
CEVA Group PLC 9.00% 2021[1]	19,100	16,211
CEVA Group PLC, LOC, 6.50% 2021[2,3,4]	15,843	14,226
CEVA Group PLC, Term Loan B, 6.50% 2021[2,3,4]	22,699	20,382
CEVA Group PLC, Term Loan, 6.50% 2021[2,3,4]	16,457	14,777
CEVA Group PLC, Term Loan, 6.50% 2021[2,3,4]	2,837	2,548
Constellis Holdings 9.75% 2020[1]	3,000	2,741
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[4]	2,430	2,458
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[4]	2,813	2,925
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[4]	367	377
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	1,547	1,599
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[4]	358	382
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	2,302	2,485
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	5,495	5,825
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[4]	3,565	3,719
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	2,228	2,417
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	177	200
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[4]	509	535
Corporate Risk Holdings LLC 9.50% 2019[1]	137,028	129,491
Corporate Risk Holdings LLC 13.50% 2020[1,5,6]	13,178	13,040
DAE Aviation Holdings, Inc. 10.00% 2023[1]	110,550	109,997
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 2017[1]	7,650	7,712
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[4]	7,554	8,668
American High-Income Trust — Page 4 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Eletson Holdings Inc. 9.625% 2022[1]	$19,450	$17,700
Euramax International, Inc. 12.00% 2020[1]	57,050	55,624
Gardner Denver, Inc. 6.875% 2021[1]	8,000	7,120
Gardner Denver, Inc., Term Loan B, 4.25% 2020[2,3,4]	18,123	17,204
Gates Global LLC 6.00% 2022[1]	58,375	47,284
Gates Global LLC, Term Loan B, 4.25% 2021[2,3,4]	3,253	3,095
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)	9,000	9,776
Hardwoods Acquisition Inc 7.50% 2021[1]	34,850	32,759
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.057% 2015[2,3,4,6,7]	1,728	1,642
HD Supply, Inc. 7.50% 2020	50,350	52,616
HD Supply, Inc. 11.50% 2020	60,176	68,300
HD Supply, Inc. 5.25% 2021[1]	33,150	33,440
HD Supply, Inc., Term Loan B, 3.75% 2021[2,3,4]	3,750	3,738
HDTFS Inc. 5.875% 2020	14,425	14,425
HDTFS Inc. 6.25% 2022	18,525	18,664
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[2,3,4]	21,982	21,982
KLX Inc. 5.875% 2022[1]	82,680	80,845
LMI Aerospace Inc. 7.375% 2019	49,700	48,209
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	71,145	66,076
Navios Maritime Holdings Inc. 7.375% 2022[1]	34,900	28,225
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	39,412	29,165
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	25,794	25,955
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[1]	11,200	11,186
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[1]	44,500	43,221
Nortek Inc. 8.50% 2021	83,777	88,385
Ply Gem Industries, Inc. 6.50% 2022	83,515	80,488
Ply Gem Industries, Inc. 6.50% 2022	27,195	25,699
Prime Source, Term Loan B, 4.50% 2022[2,3,4]	2,893	2,883
PrimeSource Building Products Inc 9.00% 2023[1]	19,030	18,554
R.R. Donnelley & Sons Co. 7.25% 2018	25,900	27,402
R.R. Donnelley & Sons Co. 7.625% 2020	8,239	8,567
R.R. Donnelley & Sons Co. 7.875% 2021	42,100	43,942
R.R. Donnelley & Sons Co. 7.00% 2022	19,225	18,720
R.R. Donnelley & Sons Co. 6.50% 2023	38,625	36,452
Red de Carreteras de Occidente 9.00% 2028[4]	MXN151,560	8,816
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	$97,233	84,836
Standard Aero Holdings, Inc., Term Loan B, 5.25% 2022[2,3,4]	2,875	2,879
TRAC Intermodal 11.00% 2019	37,865	41,178
TransDigm Inc. 5.50% 2020	45,510	43,604
TransDigm Inc. 7.50% 2021	3,400	3,562
TransDigm Inc. 6.50% 2024	5,200	4,913
TransDigm Inc. 6.50% 2025[1]	14,300	13,496
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[4,6,7]	1,135	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,4]	3,343	3,560
United Rentals, Inc. 7.375% 2020	11,625	12,264
United Rentals, Inc. 7.625% 2022	29,825	31,838
Univar Inc. 6.75% 2023[1]	6,550	6,108
Vander Intermediate Holdings, 10.50% 2019[1,5]	2,400	1,944
Virgin Australia Holdings Ltd. 8.50% 2019[1]	55,100	56,822
Watco Companies 6.375% 2023[1]	22,990	22,875
West Corp. 5.375% 2022[1]	2,950	2,736
American High-Income Trust — Page 5 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
XPO Logistics, Inc. 7.875% 2019[1]	$4,650	$4,551
XPO Logistics, Inc. 6.50% 2022[1]	10,400	8,834
		2,185,083
Health care 12.04%
21st Century Oncology Holdings Inc. 11.00% 2023[1]	32,370	30,347
Acadia Healthcare Co., Inc. 5.625% 2023[1]	3,700	3,728
Alere Inc. 6.375% 2023[1]	4,340	4,416
AMAG Pharmaceuticals, Inc. 7.875% 2023[1]	2,375	2,286
Centene Corp. 5.75% 2017	9,345	9,777
Centene Corp. 4.75% 2022	30,730	30,730
Community Health Systems Inc. 5.125% 2021	3,650	3,723
Concordia Healthcare Corp. 7.00% 2023[1]	12,665	11,082
ConvaTec Finance International SA 8.25% 2019[1,5]	39,100	38,562
DaVita HealthCare Partners Inc. 5.00% 2025	21,775	20,958
DJO Finance LLC 10.75% 2020[1]	38,538	38,731
DJO Finco Inc. 8.125% 2021[1]	80,545	78,733
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[1]	18,865	18,724
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[1]	40,280	39,776
Fresenius Medical Care AG & Co. KGAA 5.875% 2022[1]	2,500	2,694
HCA Inc. 3.75% 2019	28,008	27,994
HCA Inc. 6.50% 2020	24,055	26,280
HCA Inc. 4.75% 2023	10,205	10,266
HCA Inc. 5.00% 2024	19,010	19,105
HCA Inc. 5.375% 2025	1,750	1,741
HealthSouth Corp. 5.75% 2024[1]	6,925	6,856
HealthSouth Corp. 5.75% 2025[1]	20,445	19,883
Hologic, Inc. 5.25% 2022[1]	9,160	9,274
inVentiv Health Inc, Term Loan B4, 7.75% 2018[2,3,4]	38,955	38,971
inVentiv Health Inc. 9.00% 2018[1]	161,655	167,212
inVentiv Health Inc. 10.00% 2018	51,558	48,980
inVentiv Health Inc. 10.00% 2018	26,933	26,462
inVentiv Health Inc. 12.00% 2018[1,5]	116,863	114,628
Jaguar Holding Co. 6.375% 2023[1]	2,325	2,267
Kindred Healthcare, Inc. 8.00% 2020[1]	37,550	39,897
Kindred Healthcare, Inc. 8.75% 2023[1]	14,505	15,774
Kinetic Concepts, Inc. 10.50% 2018	192,320	201,792
Kinetic Concepts, Inc. 12.50% 2019	131,037	139,391
Mallinckrodt PLC 4.875% 2020[1]	13,455	12,900
Mallinckrodt PLC 5.625% 2023[1]	21,390	19,545
Multiplan Inc., Term Loan B, 3.75% 2021[2,3,4]	3,397	3,360
Ortho-Clinical Diagnostics Inc. 6.625% 2022[1]	61,675	53,195
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[2,3,4]	39,815	39,358
Patheon Inc. 7.50% 2022[1]	9,510	9,641
Pharmaceutical Product Development LLC, Term Loan, 4.25% 2022[2,3,4]	3,716	3,692
PRA Holdings, Inc. 9.50% 2023[1]	30,028	33,256
Quintiles Transnational Corp. 4.875% 2023[1]	19,350	19,205
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,3,4,6,8]	25,382	25,255
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,3,4,6,8]	20,825	20,721
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,3,4,5,6,8]	54,763	54,489
Sterigenics-Nordion Holdings, LLC 6.50% 2023[1]	4,800	4,776
Tenet Healthcare Corp. 4.375% 2021	8,800	8,624
Tenet Healthcare Corp. 8.125% 2022	8,000	8,523
Tenet Healthcare Corp. 6.75% 2023	61,640	61,332
American High-Income Trust — Page 6 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Tenet Healthcare Corp., First Lien, 6.25% 2018	$3,000	$3,210
Tenet Healthcare Corp., First Lien, 4.75% 2020	21,345	21,652
Tenet Healthcare Corp., First Lien, 6.00% 2020	57,640	60,954
Tenet Healthcare Corp., First Lien, 4.50% 2021	31,440	31,086
VPI Escrow Corp. 6.75% 2018[1]	57,075	58,181
VPI Escrow Corp. 6.375% 2020[1]	87,003	86,731
VPI Escrow Corp. 7.50% 2021[1]	6,635	6,851
VRX Escrow Corp. 5.375% 2020[1]	27,280	26,581
VRX Escrow Corp. 5.875% 2023[1]	12,815	12,318
VRX Escrow Corp. 6.125% 2025[1]	138,785	133,289
		2,069,765
Energy 10.86%
Alpha Natural Resources, Inc. 7.50% 2020[1,7]	70,800	5,133
Alpha Natural Resources, Inc. 7.50% 2020[1,7]	53,863	3,905
American Energy - Woodford LLC 12.00% 2020[1,5]	63,822	27,136
American Energy (Marcellus), Term Loan B, 5.25% 2020[2,3,4]	60,250	34,443
American Energy (Marcellus), Term Loan A, 8.50% 2021[2,3,4]	92,023	12,116
American Energy (Permian Basin) 7.125% 2020[1]	97,475	57,510
American Energy (Permian Basin) 7.375% 2021[1]	47,350	27,700
Antero Resources Corp. 5.375% 2021	4,750	4,204
Arch Coal, Inc. 7.00% 2019	15,150	1,212
Arch Coal, Inc. 7.25% 2021	2,450	159
Arch Coal, Inc., Term Loan B1, 6.25% 2018[2,3,4]	4,948	2,791
Baytex Energy Corp. 5.125% 2021[1]	6,450	5,160
Baytex Energy Corp. 5.625% 2024[1]	2,050	1,630
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	75,770	72,360
Bonanza Creek Energy, Inc. 6.75% 2021	26,650	18,788
Bonanza Creek Energy, Inc. 5.75% 2023	9,075	5,944
Chesapeake Energy Corp. 7.25% 2018	5,525	4,600
Chesapeake Energy Corp. 4.875% 2022	38,970	25,623
Concho Resources Inc. 5.50% 2023	2,825	2,698
CONSOL Energy Inc. 5.875% 2022	52,875	35,823
Continental Resources Inc. 5.00% 2022	3,900	3,417
Denbury Resources Inc. 4.625% 2023	59,075	32,196
Ecopetrol SA 5.875% 2023	12,055	11,633
Energy Transfer Partners, LP 7.50% 2020	2,325	2,354
Energy Transfer Partners, LP 5.875% 2024	20,550	18,598
Energy Transfer Partners, LP 4.75% 2026	3,400	3,136
Energy Transfer Partners, LP 5.50% 2027	11,250	9,394
Ensco PLC 5.75% 2044	18,995	13,183
EP Energy Corp. 9.375% 2020	40,925	35,400
EP Energy Corp. 6.375% 2023	33,325	24,827
Genesis Energy, LP 6.75% 2022	13,700	12,926
Genesis Energy LP 6.00% 2023	2,900	2,567
Jupiter Resources Inc. 8.50% 2022[1]	103,300	58,623
Laredo Petroleum, Inc. 5.625% 2022	4,825	4,343
MarkWest Energy Partners, LP 4.50% 2023	3,500	3,229
Matador Resources Co. 6.875% 2023[1]	3,075	2,967
Murray Energy Corp. 11.25% 2021[1]	8,400	4,452
Murray Energy Corp., Term Loan B1, 7.00% 2017[2,3,4]	2,369	2,171
Murray Energy Corp., Term Loan B2, 7.50% 2020[2,3,4]	12,469	9,736
Newfield Exploration Co. 5.75% 2022	2,750	2,681
NGL Energy Partners LP 5.125% 2019	16,050	14,686
American High-Income Trust — Page 7 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
NGL Energy Partners LP 6.875% 2021	$66,780	$63,107
NGPL PipeCo LLC 7.119% 2017[1]	157,345	150,264
NGPL PipeCo LLC 9.625% 2019[1]	125,135	119,504
NGPL PipeCo LLC 7.768% 2037[1]	32,400	27,378
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[2,3,4]	24,700	22,354
Noble Corp PLC 4.00% 2018	375	355
Noble Corp PLC 5.95% 2025	18,435	14,457
Noble Corp PLC 6.95% 2045	20,290	14,072
Oasis Petroleum Inc. 6.50% 2021	8,250	6,538
Oasis Petroleum Inc. 6.875% 2022	29,275	23,127
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,4]	5,182	1,879
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,4]	11,113	3,039
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,4]	15,307	3,995
PDC Energy Inc. 7.75% 2022	106,350	105,818
Peabody Energy Corp. 6.00% 2018	196,441	52,057
Peabody Energy Corp. 6.50% 2020	5,500	1,169
Peabody Energy Corp. 6.25% 2021	50,065	10,514
Peabody Energy Corp. 10.00% 2022[1]	5,000	1,906
Petrobras Global Finance Co. 6.25% 2024	16,330	11,962
Petrobras Global Finance Co. 6.85% 2115	5,200	3,302
Petrobras International Finance Co. 5.75% 2020	4,030	3,033
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,4]	4,634	2,989
QGOG Constellation SA 6.25% 2019[1]	90,420	40,237
Range Resources Corp. 5.00% 2023	3,800	3,380
Range Resources Corp. 4.875% 2025[1]	33,650	30,075
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	27,065	28,064
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	1,935	1,893
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	32,200	31,314
Rice Energy Inc. 6.25% 2022	50,250	45,068
Rice Energy Inc. 7.25% 2023[1]	15,400	14,514
Sabine Pass Liquefaction, LLC 5.625% 2021	88,850	82,853
Sabine Pass Liquefaction, LLC 5.625% 2023	6,300	5,686
Sabine Pass Liquefaction, LLC 5.75% 2024	61,950	55,445
Sabine Pass Liquefaction, LLC 5.625% 2025[1]	57,450	50,771
Sabine Pass LNG, LP 7.50% 2016	1,500	1,541
Sabine Pass LNG, LP 6.50% 2020	1,500	1,459
Samson Investment Co. 9.75% 2020	8,950	157
Samson Investment Co., Term Loan B, 5.00% 2018[2,3,4,7]	2,800	413
SandRidge Energy, Inc. 7.50% 2023	27,850	6,144
Seven Generations Energy Ltd. 6.75% 2023[1]	10,350	8,953
Shell International Finance BV 4.375% 2045	2,425	2,398
SM Energy Co. 5.625% 2025	37,525	32,365
Sunoco LP 5.50% 2020[1]	4,400	4,356
Targa Resources Corp. 4.125% 2019[1]	18,085	16,322
Targa Resources Partners LP 6.75% 2024[1]	10,675	10,208
Teekay Corp. 8.50% 2020	41,255	40,636
Tesoro Logistics LP 5.50% 2019[1]	9,850	9,702
Tesoro Logistics LP 5.875% 2020	3,475	3,388
Tesoro Logistics LP 6.25% 2022[1]	8,535	8,364
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067	10,295	8,712
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	7,050	6,781
Transocean Inc. 6.875% 2021	19,570	14,580
Whiting Petroleum Corp. 5.00% 2019	4,850	4,244
American High-Income Trust — Page 8 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
WPX Energy Inc. 7.50% 2020	$10,550	$9,706
YPF Sociedad Anónima 8.50% 2025[1]	24,800	21,638
		1,865,640
Financials 7.34%
Ally Financial Inc. 8.00% 2020	1,850	2,132
Ally Financial Inc. 8.00% 2031	37,177	44,334
Ally Financial Inc. 8.00% 2031	12,442	14,460
American International Group, Inc. 8.175% 2068	7,305	9,679
American Tower Corp. 7.25% 2019	3,019	3,492
Bank of America Corp., Series AA, 6.10% (undated)	26,145	25,459
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)	2,550	2,668
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	4,100	4,290
Bank of Ireland 10.00% 2022	€7,000	10,380
BNP Paribas, convertible bonds, 7.375% 2049[1]	$30,250	30,477
Catlin Insurance Ltd., junior subordinated 7.249% (undated)[1]	30,275	26,301
CIT Group Inc. 4.25% 2017	13,000	13,195
CIT Group Inc. 5.00% 2017	21,400	21,922
CIT Group Inc. 3.875% 2019	33,355	33,251
CIT Group Inc., Series C, 5.50% 2019[1]	17,100	17,784
Citigroup Inc, Series O, 5.875% (undated)	2,052	2,019
Citigroup Inc., Series P, 5.95% (undated)	45,367	42,815
Citigroup Inc., Series Q, junior subordinated 5.95% (undated)	50,275	49,633
Communications Sales & Leasing, Inc. 6.00% 2023[1]	12,465	11,125
Communications Sales & Leasing, Inc. 8.25% 2023	8,650	7,439
Communications Sales & Leasing, Inc., Term Loan B, 5.00% 2022[2,3,4]	15,421	14,477
Corrections Corporation of America 5.00% 2022	4,600	4,635
Corrections Corporation of America 4.625% 2023	3,750	3,619
Credit Agricole SA, convertible bonds, 6.625% 2049	7,150	6,895
Credit Suisse Group AG, convertible bonds, 7.50% 2049[1]	1,850	1,932
Crescent Resources 10.25% 2017[1]	119,004	122,128
Crown Castle International Corp. 4.875% 2022	43,125	44,936
Equinix, Inc. 5.375% 2022	3,600	3,600
General Motors Acceptance Corp. 7.50% 2020	1,850	2,104
Genworth Financial, Inc., junior subordinated 6.15% 2066	17,500	8,137
Goldman Sachs Group, Inc., Series M, junior subordinated 5.375% (undated)	3,750	3,670
Icahn Enterprises Finance Corp. 3.50% 2017	53,000	53,298
Icahn Enterprises Finance Corp. 6.00% 2020	9,650	9,976
International Lease Finance Corp. 8.25% 2020	5,900	6,918
Iron Mountain Inc. 6.00% 2020[1]	26,340	26,661
Iron Mountain Inc. 6.00% 2023	6,200	6,184
Iron Mountain Inc. 5.75% 2024	20,000	19,375
iStar Financial Inc. 4.00% 2017	45,325	43,739
iStar Financial Inc. 4.875% 2018	37,664	36,581
iStar Financial Inc. 5.00% 2019	25,520	24,356
iStar Financial Inc., Series B, 9.00% 2017	37,965	40,006
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	14,675	15,253
Liberty Mutual Group Inc., Series B, 7.00% 2067[1]	11,185	10,794
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	39,908	46,493
MetLife Capital Trust IV, junior subordinated 7.875% 2067[1]	14,950	18,388
MetLife Capital Trust X, junior subordinated 9.25% 2068[1]	15,850	21,913
Morgan Stanley, Series J, 5.55% (undated)	1	1
MSCI Inc. 5.75% 2025[1]	4,000	4,040
National Financial Partners Corp. 9.00% 2021[1]	2,900	2,809
American High-Income Trust — Page 9 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Newstar Financial Inc. 7.25% 2020[1]	$30,075	$30,037
Ocwen Financial Corp. 7.125% 2019[1]	4,675	4,208
Outfront Media Inc. 5.625% 2024[1]	1,365	1,389
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)	4,150	4,508
QBE Capital Funding III LP 7.25% 2041[1]	7,650	8,558
Realogy Corp. 4.50% 2019[1]	99,295	99,667
Realogy Corp. 7.625% 2020[1]	3,000	3,143
Realogy Corp. 9.00% 2020[1]	25,214	26,695
Realogy Corp. 5.25% 2021[1]	21,100	21,337
Realogy Corp., LOC, 4.40% 2016[2,3,4]	3,759	3,738
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[1]	15,376	17,990
Ryman Hospitality Properties, Inc. 5.00% 2021	7,435	7,472
Ryman Hospitality Properties, Inc. 5.00% 2023[1]	2,500	2,500
Société Générale, convertible bonds, 8.00% 2049[1]	3,700	3,650
Société Générale, convertible bonds, 8.25% 2049	1,900	1,984
Springleaf Finance Corp. 5.25% 2019	25,000	24,500
State Street Corp., junior subordinated, 5.25% 2049	9,075	9,120
The GEO Group, Inc. 5.125% 2023	1,875	1,861
UBS AG, convertible bonds, 7.125% 2049	1,850	1,904
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	6,475	6,847
ZFS Finance (USA) Trust V, junior subordinated, 6.50% 2067[1]	4,450	4,530
		1,261,411
Materials 6.68%
A. Schulman Inc. 6.875% 2023[1]	2,725	2,582
Algoma Steel Inc., Term Loan B, 7.50% 2019[2,3,4]	14,850	11,212
ArcelorMittal 6.125% 2018	4,800	4,716
ArcelorMittal 10.60% 2019	2,000	2,168
ArcelorMittal 6.25% 2021	29,840	26,968
ArcelorMittal 6.125% 2025	6,200	5,038
ArcelorMittal 7.50% 2041	92,610	75,014
Berry Plastics Corp. 6.00% 2022[1]	4,600	4,635
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023[1]	14,130	14,766
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025[1]	11,555	12,061
Building Materials Corp. 6.00% 2025[1]	1,850	1,878
Celanese Corp. 4.625% 2022	4,725	4,477
CEMEX Finance LLC 7.25% 2021[1]	3,075	3,075
CEMEX Finance LLC 9.375% 2022[1]	7,500	8,015
CEMEX SAB de CV 6.50% 2019[1]	6,350	6,286
Chemours Co. 6.625% 2023[1]	53,010	35,782
Chemours Co. 7.00% 2025[1]	36,170	23,872
Cliffs Natural Resources Inc. 8.25% 2020[1]	15,675	13,872
First Quantum Minerals Ltd. 6.75% 2020[1]	140,165	94,611
First Quantum Minerals Ltd. 7.00% 2021[1]	93,032	60,703
First Quantum Minerals Ltd. 7.25% 2022[1]	16,075	10,007
FMG Resources 8.25% 2019[1]	3,350	2,701
FMG Resources 6.875% 2022[1]	1,900	1,235
FMG Resources 9.75% 2022[1]	146,925	137,191
Georgia Gulf Corp. 4.625% 2021	7,257	6,169
Georgia Gulf Corp. 4.875% 2023	11,300	9,534
Graphic Packaging International, Inc. 4.75% 2021	10,390	10,338
JMC Steel Group Inc. 8.25% 2018[1]	151,995	104,117
LSB Industries, Inc. 7.75% 2019	45,195	43,105
Owens-Illinois, Inc. 5.00% 2022[1]	3,920	3,739
American High-Income Trust — Page 10 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Owens-Illinois, Inc. 5.875% 2023[1]	$6,820	$6,888
Owens-Illinois, Inc. 5.375% 2025[1]	2,940	2,833
Owens-Illinois, Inc. 6.375% 2025[1]	3,885	3,931
Paperworks Industries Inc. 9.50% 2019[1]	9,946	9,648
Rayonier Advanced Materials Inc. 5.50% 2024[1]	56,507	42,663
Reynolds Group Holdings, Ltd. 6.00% 2017[1]	4,750	4,667
Reynolds Group Inc. 5.75% 2020	167,710	169,806
Reynolds Group Inc. 6.875% 2021	5,200	5,375
Ryerson Inc. 9.00% 2017	51,605	46,186
Ryerson Inc. 11.25% 2018	42,846	39,097
Sealed Air Corp. 4.875% 2022[1]	4,780	4,744
Smurfit Capital Funding PLC 7.50% 2025	9,965	12,182
Tembec Industries Inc. 9.00% 2019[1]	22,015	16,621
Trinseo SA 6.75% 2022[1]	1,445	1,391
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[1]	12,355	13,050
Verso Paper Holdings LLC 11.75% 2019	2,970	564
Walter Energy, Inc. 9.50% 2019[1,7]	77,685	27,772
Walter Energy, Inc. 11.00% 2020[1,5,7]	7,725	116
Walter Energy, Inc. 8.50% 2021[7]	6,000	45
		1,147,446
Information technology 5.95%
Alcatel-Lucent USA Inc. 4.625% 2017[1]	11,635	11,810
Alcatel-Lucent USA Inc. 6.75% 2020[1]	35,184	37,075
Alcatel-Lucent USA Inc. 8.875% 2020[1]	58,750	62,936
Apple Inc. 4.375% 2045	2,875	2,841
Blue Coat Systems Inc. 8.375% 2023[1]	9,950	9,975
Blue Coat Systems Inc., Term Loan B, 4.50% 2022[2,3,4]	2,950	2,933
CommScope Holding Co., Inc. 5.00% 2021[1]	2,950	2,895
CommScope Inc. 5.50% 2024[1]	2,900	2,780
Compucom Systems Inc., 7.00% 2021[1]	12,825	8,016
First Data Corp. 6.75% 2020[1]	5,079	5,320
First Data Corp. 8.25% 2021[1]	24,934	25,963
First Data Corp. 11.75% 2021	136,478	151,832
First Data Corp. 12.625% 2021	129,546	147,521
First Data Corp. 8.75% 2022[1,5]	16,963	17,769
First Data Corp. 5.375% 2023[1]	31,800	31,561
Freescale Semiconductor, Inc. 5.00% 2021[1]	56,325	57,451
Freescale Semiconductor, Inc. 6.00% 2022[1]	60,130	62,986
Hughes Satellite Systems Corp. 7.625% 2021	6,450	6,934
Infor Inc. 5.75% 2020[1]	11,850	11,813
Infor Inc. 6.50% 2022[1]	5,475	5,037
Informatica Corp. 7.125% 2023[1]	11,025	10,556
NXP BV and NXP Funding LLC 4.125% 2020[1]	7,000	7,035
Serena Software, Inc., Term Loan B, 7.50% 2020[2,3,4]	69,718	69,773
SRA International, Inc. 11.00% 2019	82,362	87,458
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,4]	111,966	112,386
SS&C Technologies Holdings Inc. 5.875% 2023[1]	2,850	2,907
SunGard Data Systems Inc. 7.625% 2020	57,250	59,612
TIBCO Software, Inc., Term Loan B, 6.50% 2020[2,3,4]	4,975	4,966
VeriSign, Inc. 4.625% 2023	2,600	2,541
		1,022,682
American High-Income Trust — Page 11 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 2.10%	Principal amount (000)	Value (000)
AES Corp. 8.00% 2020	$15,425	$17,507
AES Corp. 7.375% 2021	18,475	19,260
AES Corp. 4.875% 2023	10,600	9,355
AES Corp. 5.50% 2024	13,000	11,590
Calpine Corp. 6.00% 2022[1]	4,350	4,529
Calpine Corp. 5.375% 2023	35,040	32,850
Calpine Corp. 7.875% 2023[1]	2,748	2,954
Calpine Corp. 5.50% 2024	9,975	9,320
Dynegy Finance Inc. 6.75% 2019	27,905	28,114
Dynegy Finance Inc. 7.375% 2022	53,015	53,678
Dynegy Finance Inc. 7.625% 2024	47,400	48,111
Emgesa SA ESP 8.75% 2021	COP10,600,000	3,484
Enel Società per Azioni 8.75% 2073[1]	$21,100	24,306
Indianapolis Power & Light Co. 4.70% 2045[1]	2,300	2,366
Midwest Generation, LLC, Series B, 8.56% 2016[4,6,7]	1,507	1,507
NRG Energy, Inc. 7.625% 2018	4,375	4,616
NRG Energy, Inc. 6.25% 2022	34,930	31,961
NRG Energy, Inc. 6.625% 2023	9,000	8,325
Texas Competitive Electric Holdings, Term Loan Strip, 3.75% 2016[2,3,4]	11,287	11,291
TXU, Term Loan, 3.737% 2014[2,3,4,7]	5,802	2,224
TXU, Term Loan, 4.65% 2017[2,3,4,7]	86,979	33,840
		361,188
Consumer staples 0.51%
Constellation Brands, Inc. 3.875% 2019	1,250	1,278
Constellation Brands, Inc. 6.00% 2022	7,225	7,911
Constellation Brands, Inc. 4.25% 2023	3,000	2,996
Energizer SpinCo Inc. 5.50% 2025[1]	9,850	9,616
H.J Heinz Co. 4.875% 2025[1]	9,220	9,851
Ingles Markets, Inc. 5.75% 2023	5,550	5,730
JBS USA LLC 5.875% 2024[1]	5,640	5,302
Kronos Acquisition Holdings Inc. 9.00% 2023[1]	3,000	2,700
Pilgrim’s Pride Corp. 5.75% 2025[1]	2,900	2,857
Post Holdings, Inc. 6.75% 2021[1]	3,100	3,108
Post Holdings, Inc. 7.75% 2024[1]	2,000	2,055
Post Holdings, Inc. 8.00% 2025[1]	2,000	2,064
Reynolds American Inc. 5.85% 2045	14,715	16,437
Spectrum Brands Escrow Corp. 5.75% 2025[1]	4,800	4,920
Tops Holding Corp. and Tops Markets, LLC 8.00% 2022[1]	10,900	10,954
		87,779
Total corporate bonds & notes		14,763,229
Bonds & notes of governments & government agencies outside the U.S. 1.71%
Argentina (Republic of) 7.00% 2017	7,920	7,741
Ghana (Republic of) 7.875% 2023	32,505	27,142
Ghana (Republic of) 7.875% 2023[1]	760	635
Ghana (Republic of) 8.125% 2026[1,4]	7,365	6,150
India (Republic of) 8.60% 2028	INR5,710,700	91,383
Indonesia (Republic of) 8.375% 2034	IDR311,300,000	18,505
Kenya (Rebulic of) 5.875% 2019[1]	$1,985	1,911
Kenya (Republic of) 6.875% 2024[1]	32,205	29,339
Republic of Senegal 6.25% 2024[1]	13,675	12,348
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR165,125	11,563
American High-Income Trust — Page 12 of 18

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States Government, Series M20, 10.00% 2024	MXN180,000	$13,590
Zambia (Republic of) 5.375% 2022	$31,295	22,407
Zambia (Republic of) 8.50% 2024	26,405	21,256
Zambia (Republic of) 8.97% 2027[1,4]	37,460	29,781
		293,751
U.S. Treasury bonds & notes 0.38% U.S. Treasury 0.38%
U.S. Treasury 6.25% 2023[9]	50,000	66,174
Total U.S. Treasury bonds & notes		66,174
Asset-backed obligations 0.12%
Babson CLO Ltd., Series 2012-2-A, Class A-1-R, CLO, 1.514% 2023[1,2,4]	8,165	8,159
Dryden Senior Loan Fund, Series 2012-23-RA, Class A-1-R, CLO, 1.539% 2023[1,2,4]	2,875	2,867
Magnetite CLO Ltd. Series 2012-6-A, Class A-R, 1.587% 2023[1,2,4]	6,110	6,094
Marine Park CLO Ltd., Series 2012-1-A, Class A1-AR, CLO, 1.604% 2023[1,2,4]	2,900	2,897
		20,017
Municipals 0.04%
Territory of Puerto Rico, Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2012-A, 5.25% 2042	9,980	6,794
Total bonds, notes & other debt instruments (cost: $16,534,414,000)		15,149,965
Convertible bonds 0.72% Financials 0.43%
Banco Bilbao Vizcaya Argentaria, SA, convertible notes, 9.00% 2049	6,475	21,399
Lloyds Banking Group PLC, convertible bonds, 7.00% 2049	£1,225	1,838
Lloyds Banking Group PLC, convertible notes, 7.50% 2049	$50,009	51,197
		74,434
Information technology 0.15%
Liberty Media Corp., convertible notes, 3.50% 2031	48,500	25,693
Energy 0.04%
American Energy (Permian Basin), convertible notes, 8.00% 2022[1,5,6]	17,500	3,938
American Energy Utica, LLC, convertible notes, 3.50% 2021[1,5,6]	44,491	2,447
		6,385
Miscellaneous 0.10%
Other convertible bonds in initial period of acquisition		16,987
Total convertible bonds (cost: $164,125,000)		123,499
Convertible stocks 1.14% Industrials 0.30%	Shares
CEVA Group PLC, Series A-1, 3.321% convertible preferred[6,10]	47,121	38,875
CEVA Group PLC, Series A-2, 2.321% convertible preferred[6,10]	21,063	12,637
		51,512
American High-Income Trust — Page 13 of 18

Convertible stocks Financials 0.22%	Shares	Value (000)
Weyerhaeuser Co., Series A, 6.375% convertible preferred	645,935	$30,818
American Tower Corp., Series A, convertible preferred	78,000	7,710
		38,528
Utilities 0.13%
Exelon Corp., convertible preferred, units	525,100	22,921
Energy 0.10%
Chesapeake Energy Corporation 5.75% convertible preferred[1]	33,000	13,166
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	3,590
		16,756
Miscellaneous 0.39%
Other convertible stocks in initial period of acquisition		66,462
Total convertible stocks (cost: $270,352,000)		196,179
Preferred securities 0.39% Financials 0.39%
Ally Financial Inc., Series G, 7.00%[1]	25,625	25,834
Morgan Stanley, Series I, depositary shares	758,000	19,283
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	365,000	9,878
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	300,000	7,344
First Republic Bank, Series A, noncumulative convertible preferred	178,500	4,593
Total preferred securities (cost: $58,071,000)		66,932
Common stocks 2.23% Telecommunication services 0.74%
NII Holdings, Inc., Class B8,11	19,451,169	126,627
Consumer discretionary 0.59%
Cooper-Standard Holdings Inc.[8,11]	1,659,993	96,280
Ford Motor Co.	410,210	5,567
Adelphia Recovery Trust, Series ACC-1[11]	10,643,283	26
Adelphia Recovery Trust, Series Arahova[6,11]	1,773,964	9
Five Star Travel Corp.[1,6,11]	83,780	18
		101,900
Industrials 0.29%
CEVA Group PLC[1,6,11]	59,168	35,501
Delta Air Lines, Inc.	299,769	13,450
United Continental Holdings, Inc.[11]	22,981	1,219
Quad/Graphics, Inc., Class A	9,252	112
Atrium Corp.[1,6,11]	10,987	11
		50,293
American High-Income Trust — Page 14 of 18

Common stocks Financials 0.23%	Shares	Value (000)
American Tower Corp.	323,067	$28,423
Citigroup Inc.	205,574	10,199
EME Reorganization Trust	41,998,595	210
		38,832
Health care 0.08%
Rotech Healthcare Inc.[6,8,11]	1,916,276	13,357
Energy 0.00%
Gener8 Maritime, Inc.[11]	12,599	138
Petroplus Holdings AG6,11	3,360,000	—
		138
Miscellaneous 0.30%
Other common stocks in initial period of acquisition		51,845
Total common stocks (cost: $575,393,000)		382,992
Rights & warrants 0.01% Consumer discretionary 0.01%
Cooper-Standard Holdings Inc., warrants, expire 2017[8,11]	48,411	1,530
Liberman Broadcasting, Inc., warrants, expire 2022[6,10,11]	10	—
		1,530
Energy 0.00%
Gener8 Maritime, Inc., warrants, expire 2017[1,6,11]	19,483	—
Total rights & warrants (cost: $5,447,000)		1,530
Short-term securities 5.77%	Principal amount (000)
Apple Inc. 0.15%–0.17% due 10/14/2015–10/20/2015[1]	$ 98,000	97,994
Caterpillar Financial Services Corp. 0.15%–0.17% due 10/19/2015–11/10/2015	90,000	89,988
Chevron Corp. 0.13%–0.20% due 10/26/2015–12/16/2015[1]	136,600	136,566
Emerson Electric Co. 0.21% due 11/13/2015[1]	24,500	24,496
Federal Home Loan Bank 0.10%–0.26% due 10/21/2015–2/1/2016	466,300	466,281
Freddie Mac 0.11%–0.24% due 12/17/2015–1/5/2016	73,400	73,395
General Electric Capital Corp. 0.28%–0.30% due 10/6/2015–12/7/2015	50,000	49,991
Qualcomm Inc. 0.19% due 10/28/2015[1]	35,000	34,996
Walt Disney Co. 0.18% due 10/28/2015[1]	18,900	18,899
Total short-term securities (cost: $992,449,000)		992,606
Total investment securities 98.41% (cost: $18,600,251,000)		16,913,703
Other assets less liabilities 1.59%		273,641
Net assets 100.00%		$17,187,344
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American High-Income Trust — Page 15 of 18

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $126,632,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 9/30/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	10/21/2015	HSBC Bank	$9,390	€8,300	$113
Mexican pesos	10/20/2015	Citibank	$11,419	MXN189,550	225
Mexican pesos	10/28/2015	JPMorgan Chase	$10,561	MXN181,650	(158)
South African rand	10/19/2015	Bank of America, N.A.	$10,960	ZAR148,300	295
					$475
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $353,833,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 9/30/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2215%	5/8/2018	$30,000	$(248)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.197	7/22/2021	20,000	(752)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.39	9/12/2025	MXN478,000	(7)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.52	9/12/2025	478,000	(303)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.5	9/12/2025	992,000	(535)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.435	9/15/2025	774,000	(174)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.485	9/16/2025	270,000	(124)
Pay	CME Group Inc.	28-day MXN Equilibrium Interbank Interest Rate	6.495	9/17/2025	458,000	(233)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1105	9/28/2025	$170,000	1,559
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1	9/28/2025	45,000	369
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1165	9/28/2025	24,800	241
Receive	LCH.Clearnet	3-month USD-LIBOR	2.098	9/28/2025	22,500	180
Receive	LCH.Clearnet	3-month USD-LIBOR	2.1445	9/29/2025	38,850	479
Receive	LCH.Clearnet	3-month USD-LIBOR	2.058	9/30/2025	14,300	61
Receive	LCH.Clearnet	3-month USD-LIBOR	2.0555	10/1/2025	24,550	97
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7575	5/22/2045	10,000	(502)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.883	6/22/2045	4,000	(311)
						$(203)
American High-Income Trust — Page 16 of 18

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $77,653,000.
Centrally cleared credit default swaps on credit indices — sell protection
Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional (000)	Unrealized depreciation at 9/30/2015 (000)
CDX North American High Yield Index Series 21	Intercontinental Exchange, Inc.	5.00%	12/20/2018	$17,280	$(120)
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	27,840	(775)
CDX North American High Yield Index Series 24	Intercontinental Exchange, Inc.	5.00	6/20/2020	31,680	(1,258)
					$(2,153)

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,694,239,000, which represented 44.77% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $973,658,000, which represented 5.66% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $367,039,000, which represented 2.14% of the net assets of the fund.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[9]	A portion of this security was pledged as collateral. The total value of pledged collateral was $29,401,000, which represented .17% of the net assets of the fund.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[11]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, convertible preferred	5/2/2013-8/22/2014	$47,776	$38,875.23%
CEVA Group PLC, Series A-2, convertible preferred	5/2/2013	20,349	12,637.07
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012-11/26/2014	—	—	.00
Total private placement securities		$ 68,125	$ 51,512	.30%
American High-Income Trust — Page 17 of 18

Key to abbreviations and symbols
Auth. = Authority
LOC = Letter of Credit
Ref. = Refunding
Rev. = Revenue
COP = Colombian pesos
€ = Euros
£ = British pounds
IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-021-1115O-S49160	American High-Income Trust — Page 18 of 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary schedule of investments, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 13, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2015